Exhibit 10.1
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
           THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 25, 2011 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) Tenneco Automotive Operating Company Inc., a Delaware corporation (“Tenneco Operating”), as Servicer (the “Servicer” and, together with Seller, the “Seller Parties”),
     (c) Falcon Asset Securitization Company LLC, a Delaware limited liability company, and Liberty Street Funding LLC, a Delaware limited liability company, as Conduits (each, a “Conduit”),
     (d) The entities party hereto as “Committed Purchasers” (the “Committed Purchasers” and together with the Conduits, the “Purchasers”)
     (e) The Bank of Nova Scotia (“Scotiabank”), Wells Fargo Bank, N.A. (“Wells Fargo”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Agents (each a “Co-Agent”), and
     (f) JPMorgan, in its capacity as administrative agent under the Receivables Purchase Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”), and consented to by Wells Fargo, as Second Lien Agent under the Intercreditor Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Second Lien Agent”).
W I T N E S S E T H :
          WHEREAS, Seller, Servicer, the Purchasers, the Co-Agents and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of March 26, 2010 (as heretofore amended, the “Receivables Purchase Agreement”);
          WHEREAS, Seller, Servicer, the Administrative Agent, as First Lien Agent, and the Second Lien Agent are parties to that certain Intercreditor Agreement dated as of March 26, 2010 (as heretofore amended, the “Intercreditor Agreement”);
          WHEREAS, the parties wish to amend the Receivables Purchase Agreement and extend the facility evidenced thereby on the terms and subject to the conditions set forth herein; and
          WHEREAS, the Purchasers and Agents are willing to agree to, and the Second Lien Agent is willing to consent to, such amendments and extension subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Receivables Purchase Agreement.
          2. Amendments. Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Receivables Purchase Agreement is hereby amended as of the Effective Date as follows:
     (a) The definition of “Scotiabank” appearing in the recitals to the Receivables Purchase Agreement is amended to delete the words “acting through its New York Agency”.
     (b) Section 5.1 of the Receivables Purchase Agreement is amended to insert the following provision as new clause (y) immediately after clause (x) thereof:
          “(y) Trading with the Enemy Act; United States Foreign Corrupt Practices Act; OFAC. (i) Such Seller Party is in compliance, in all material respects, with the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto. No part of the proceeds of the purchases, including without limitation, Incremental Purchases and Reinvestments, made hereunder will be used by such Seller Party or any of its Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
     (ii) Neither such Seller Party nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. Neither such Seller Party nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds received by such Seller Party from any purchase, including without limitation, any Incremental Purchase and any Reinvestment, made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.”
     (c) Section 10.2 of the Receivables Purchase Agreement is amended:
     (1) to delete the parenthetical “(without duplication of any amounts payable as described in Section 10.4 below)” appearing in the first sentence of Section 10.2(a) in its entirety;
     (2) to restate clause (iii) of the definition of “Regulatory Change” appearing in Section 10.2(a) in its entirety to read as follows:
     “(iii) the compliance, whether commenced prior to or after the date hereof, by any Affected Entity or Purchaser with the requirements of (a) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009 (the “FAS 166/167 Capital Guidelines”) or (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any existing or future rules, regulations, guidance, interpretations or directives from the U.S. bank regulatory agencies relating to the FAS 166/167 Capital Guidelines or the Dodd-Frank Wall Street Reform and Consumer Protection Act (whether or not having the force of law)”;
     (3) to insert the following proviso at the end of the first sentence of Section 10.2(c):
     “; provided, that in the event that any Purchaser or any Affected Entity requests to have the facility evidenced by this Agreement rated in accordance with this clause (c), such Purchaser or Affected Entity (or the Administrative Agent on behalf of such Purchaser or Affected Entity) shall retain the applicable rating agencies on its behalf as investors and shall pay all necessary fees in connection with obtaining and maintaining the Required Ratings”; and
     (4) to delete the third sentence of Section 10.2(c) (which reads “The Seller shall pay the initial fees payable to the credit rating agencies (or credit rating agency, as applicable) for providing the rating(s) and all ongoing fees payable to the credit rating agencies (or credit rating agency, as applicable) for their continued monitoring of the rating(s).”) in its entirety.
     (d) Section 10.4 of the Receivables Purchase Agreement is deleted in its entirety.
     (e) The phrase “or Conduit Agent requests compensation under Section 10.4” appearing in clause (i) of Section 13.2(a) of the Receivables Purchase Agreement is deleted in its entirety.
     (f) Clause (iii) of Section 14.5(c) of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
     “(iii) by the Agents or Conduits, to any rating agency (including, without limitation, any nationally recognized statistical rating organization in compliance with Rule 17g-5 under the Securities Exchange Act of 1934), Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which either of the Co-Agents or one of its Affiliates acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided that each such Person is informed of the confidential nature of such information”.
     (g) Article XIV of the Receivables Purchase Agreement is amended to insert the following provision as new Section 14.16 immediately after Section 14.15 thereof:
     “Section 14.16 USA PATRIOT Act Notice. Each Purchaser that is subject to the Patriot Act (as hereinafter defined) and each Agent (for itself and not on behalf of any Purchaser or any other Agent) hereby notifies the Seller that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Seller, which information includes the name and address of the Seller and other information that will allow such Purchaser or such Agent, as applicable, to identify the Seller in accordance with the Patriot Act.”
     (h) The following definitions appearing in Exhibit I to the Receivables Purchase Agreement are amended and restated in their entireties to read, respectively, as follows:
     “Concentration Limit” means, at any time, for any Obligor, 3.6% of the aggregate Outstanding Balance of all Eligible Receivables after subtracting the Pass Through Reserve, the Warranty Reserve, the Sales-Promotion Reserve and the Price Give Back Accrual, or such other higher amount (a “Special Concentration Limit”) for such Obligor designated by the Administrative Agent; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; provided, further, that any Agent may, upon not less than ten (10) Business Days’ notice to Seller, cancel any Special Concentration Limit. As of March 25, 2011, and subject to cancellation as described above, (i) any Obligor and its Affiliates shall have a Special Concentration Limit equal to 6% of aggregate Outstanding Balance of all Eligible Receivables after subtracting the Pass Through Reserve, the Warranty Reserve, the Sales-Promotion Reserve and the Price Give Back Accrual, so long as such Obligor’s long term debt ratings equal or exceed “BBB-” from Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”) and “Baa3” from Moody’s Investors Service, Inc. (“Moody’s”); and (ii) the Special Concentration Limits of (a) Ford Motor Company and its Affiliates shall be equal to the lesser of 6.0% of Eligible Receivables or 50% of the Loss Reserve Floor, (b) General Motors Company and its Affiliates shall be equal to the lesser of 6.0% of Eligible Receivables or 50% of the Loss Reserve Floor, (c) Uni-Select Inc. and its Affiliates shall be equal to 4.5% of the aggregate Outstanding Balance of all Eligible Receivables after subtracting the Pass Through Reserve, the Warranty Reserve, the Sales-Promotion Reserve and the Price Give Back Accrual and (d) each of Advance Stores Company, Inc., O’Reilly Automotive, Inc. and Genuine Auto Parts (NAPA), in each case together with its Affiliates, shall be equal to 8.0% of the aggregate Outstanding Balance of all Eligible Receivables after subtracting the Pass Through Reserve, the Warranty Reserve, the Sales-Promotion Reserve and the Price Give Back Accrual.
     “Dilution Reserve” means, on any date of determination, an amount equal to the greater of (a) 10% of the Net Receivables Balance, and (b) the amount determined pursuant to the following formula:

{ (SF x ED) + [ (DS — ED) x (DS/ED) ] } x DHR x NRB

where:

SF	= 2.25;

ED	= Expected Dilution;

DS	= Dilution Spike;

DHR	= Dilution Horizon Ratio; and

NRB	= Net Receivables Balance.
     “Fee Letter” means the Eleventh Amended and Restated Fee Letter dated as of March 25, 2011 by and among Seller and the Agents, as the same may be amended, restated or otherwise modified from time to time.
     “Liquidity Termination Date” means March 23, 2012.
     “Loss Reserve Percentage” means a percentage equal to 2.25 times the product of the Default Ratio times the Loss Horizon Ratio.
     (i) Clause (i) of the definition of “Eligible Receivable” appearing in Exhibit I to the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:

          “(i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; provided, however, that notwithstanding the foregoing, at any time Receivables owing from Obligors that are residents of, or organized under the laws of Canada (or any political subdivision thereof) in an aggregate Outstanding Balance not exceeding 10.0% of the aggregate Outstanding Balance of all Receivables may constitute “Eligible Receivables” if such Receivables otherwise satisfy the requirements hereof; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; (d) is not a government or a governmental subdivision or agency; and (e) has not contested the validity of any Receivables Sale Agreement or this Agreement,”.
     (j) Exhibit I to the Receivables Purchase Agreement is amended by inserting the following new defined term, in appropriate alphabetical order, therein:
     “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
     “Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.
     “Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.
          3. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers that (a) both immediately before and immediately after giving effect to the amendments contained in Section 2 hereof, no Amortization Event or Potential Amortization Event exists and is continuing as of the date hereof, (b) the Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Seller Party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Seller Party’s representations and warranties contained in the Receivables Purchase Agreement is true and correct as of the date hereof as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below, (b) receipt by the Administrative Agent of counterparts to an eleventh amendment and restatement of the Fee Letter, duly executed by the Agents and Seller and (c) receipt by each of Falcon, Liberty Street and Wells Fargo of the Amendment Fee payable to it under (and as defined in) the Fee Letter.
          5. Ratification. Except as expressly modified hereby, the Receivables Purchase Agreement is hereby ratified, approved and confirmed in all respects.

          6. Reference to Agreement. From and after the Effective Date, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Receivables Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Receivables Purchase Agreement, as amended by this Amendment.
          7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, including Sidley Austin LLP, which attorneys may also be employees of an Agent) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.
          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
          10. Notice Address. Pursuant to Section 14.2 of the Receivables Purchase Agreement, each of Scotiabank, individually and as Liberty Street Agent, and Liberty Street hereby specifies to each of the other parties hereto the address and facsimile and telephone numbers set forth on its signature page to this Amendment as its address and facsimile and telephone numbers for the purpose of notice under the Receivables Purchase Agreement and the other Transaction Documents.
          11. Amendment of Second Lien Receivables Purchase Agreement. The Purchasers and Co-Agents hereby authorize and direct JPMorgan, in its capacity as First Lien Agent under the Intercreditor Agreement, to execute and consent to the amendment of the Second Lien Receivables Purchase Agreement in the form attached as Schedule I hereto. The parties hereto acknowledge and agree that JPMorgan, as First Lien Agent, shall be entitled to the rights and benefits of Article XI of the Receivables Purchase Agreement in connection with the execution of such amendment.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., Its Attorney-in-Fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:
Name:
Title:

Signature Page to
Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement
(Tenneco Automotive RSA Company)

THE BANK OF NOVA SCOTIA, as a
Committed Purchaser and as Liberty Street Agent

By:
Name:
Title:

Address for Notice:

The Bank of Nova Scotia
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone No.: (713) 752-3426
Facsimile No.: (713) 752-2425

With a copy of any Purchase Notice or Reduction Notice to:

The Bank of Nova Scotia Capital
One Liberty Plaza, 24th Floor
New York, NY 10006
Attention: Vilma Pindling
Telephone No.: (212) 225-5410
Facsimile No.: (212) 225-6465
     Signature Page to
Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement
(Tenneco Automotive RSA Company)

LIBERTY STREET FUNDING LLC

By:
Name:
Title:

Address for Notice:

c/o Global Securitization Services, LLC
114 West 47th Street, Suite 2310
New York, NY 10036
Attention: Jill Russo
Telephone No.: (212) 295-2745
Facsimile No.: (212) 302-8767

With a copy to:

The Bank of Nova Scotia
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone No.: (713) 752-3426
Facsimile No.: (713) 752-2425

With a copy of any Purchase Notice or Reduction Notice to:

The Bank of Nova Scotia Capital
One Liberty Plaza, 24th Floor
New York, NY 10006
Attention: Vilma Pindling
Telephone No.: (212) 225-5410
Facsimile No.: (212) 225-6465
Signature Page to
Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement
(Tenneco Automotive RSA Company)

WELLS FARGO BANK, N.A., as a
Committed Purchaser and as Wells Fargo Agent

By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO:

WELLS FARGO BANK, N.A.,
as Second Lien Agent

By:
Name:
Title:

Signature Page to
Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement
(Tenneco Automotive RSA Company)

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:
Name:
Title:

TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation

By:
Name:
Title:

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment, confirms that its Performance Undertaking remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of its Performance Undertaking:

TENNECO INC., a Delaware corporation

By:
Name:
Title:

Signature Page to
Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement
(Tenneco Automotive RSA Company)